Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Form 10-QSB of Teknowledge Corporation for the quarter ended June 30, 2006, I, Ted Poulter, the Financial Reporting Manager of Teknowledge Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; that:

1)	such Form 10-QSB for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

2)	the information contained in such Form 10-QSB for the quarter ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of Teknowledge Corporation.

Date: August 18, 2006	By: /s/ Ted Poulter
Ted Poulter
Financial Reporting Manager

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